SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):
                        February 17, 1994

                 Commission File Number 0-12788


                  CASEY'S GENERAL STORES, INC.
     (Exact name of registrant as specified in its charter)


            IOWA                          42-0935283
 (State or other jurisdiction of        (I.R.S. Employer
  incorporation or organization)      Identification Number)

               ONE CONVENIENCE BLVD., ANKENY, IOWA
            (Address of principal executive offices)

                              50021
                           (Zip Code)

                         (515) 965-6100
      (Registrant's telephone number, including area code)

                              NONE
                  (Former name, former address
                  if changed since last report)

Item 5.  OTHER EVENTS.

    At a special meeting held on February 17, 1994, the Executive Committee of the Board of Directors of Casey's General Stores, Inc. (the "Company"), acting pursuant to authority previously delegated by the Board of Directors, determined to exercise the Company's option to redeem in whole its 6-1/4% Convertible Subordinated Debentures due May 1, 2012, originally issued on February 19, 1987 in the aggregate principal amount of $35,000,000 (the "Debentures"), and called all outstanding Debentures for redemption on March 28, 1994 (the "Redemption Date"). The Debentures are being redeemed at a redemption price equal to 102.5% of the principal amount thereof ($1,025 for each $1,000 of principal amount so redeemed), plus accrued interest to the Redemption Date (the "Redemption Price"). Unless the Company defaults in making the redemption payment, interest on the Debentures ceases to accrue on and after the Redemption Date and the only remaining right of a holder of the Debentures is to receive payment of the Redemption Price upon surrender of the Debentures to United Missouri Bank, N.A. (the "Trustee"), as Paying Agent under the Indenture dated as of February 19, 1987 (the "Indenture") between the Company and the Trustee. The Debentures must be surrendered to the Trustee to collect the Redemption Price.

    As an alternative to collecting the Redemption Price, the holder of any Debenture has the right to convert the principal amount thereof (or any portion thereof that is an integral multiple of $1,000) into whole shares of Common Stock of the Company, at the conversion price of $9.50 of the principal amount of the Debentures for each share (the "Conversion Price"), until the close of business on March 25, 1994 (the "Conversion Expiration Date"), at which time the right to convert Debentures shall terminate. The number of shares issuable upon conversion of a Debenture is determined by dividing the principal amount of the Debentures converted by the Conversion Price. If only a portion of the Debentures are converted, the remaining portion will be redeemed. Upon conversion, no payment or adjustment will be made for accrued interest on a converted Debenture or for dividends or distributions on shares of Common Stock issued upon conversion of a Debenture.

    In accordance with Section 4.03 of the Indenture, no fractional shares will be issued upon conversion. In lieu thereof, the Company will pay an amount in cash based upon the current market price of the Common Stock on the trading day prior to the date of conversion. As provided in Section 4.06(d) of the Indenture, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing sale prices of the Common Stock on NASDAQ for thirty consecutive trading days commencing forty-five trading days before the day in question.

Item 6.  EXHIBITS.

    EXHIBIT
    NO.                      DESCRIPTION
    4.1(a)                   Notice of Total Redemption of
                             Casey's General Stores, Inc.
                             6-1/4% Convertible Subordinated
                             Debentures due May 1, 2012,
                             dated as of February 24, 1994


                            SIGNATURE


    Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  CASEY'S GENERAL STORES, INC.



Date: February 25, 1994           By: /s/ Douglas K. Shull
                                      --------------------------
                                      Douglas K. Shull
                                      Treasurer and
                                      Chief Financial Officer

                          EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION                        PAGE
  4.1(a)                Notice of Redemption of              5
                        Casey's General Stores, Inc.
                        6-1/4% Convertible Subordinated
                        Debentures due May 1, 2012,
                        dated as of February 24, 1994

                                                 Exhibit 4.1(a)


                   NOTICE OF TOTAL REDEMPTION

                               OF

                  CASEY'S GENERAL STORES, INC.

   6-1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE MAY 1, 2012

                      CUSIP No. 147528 AA1*


         The conversion privilege expires at 4:30 p.m., Central Standard Time, on March 25, 1994.


    Notice is hereby given that, pursuant to the provisions of the Indenture dated as of February 19, 1987 (the "Indenture") between Casey's General Stores, Inc. (the "Company") and United
Missouri Bank, N.A. as Trustee, relating to the Company's 6-1/4%
Convertible Subordinated Debentures due May 1, 2012 (the
"Debentures"), the Company has called for redemption on March
28, 1994 (the "Redemption Date") all outstanding Debentures at a redemption price of $1,025 per $1,000 principal amount of Debentures, together with accrued and unpaid interest on and after November 1, 1993 to the Redemption Date of $25.69 per
$1,000 principal amount, for a total redemption price of $1,050.69 per $1,000 principal amount of Debentures. Payment of the total redemption price will be made on or after the Redemption Date upon presentation and surrender of Debentures to United Missouri Bank, N.A., the Paying Agent and the Conversion
Agent (the "Agent"), at the address set forth below under "Manner of Conversion." On and after the Redemption Date, interest will cease to accrue and holders of Debentures will not have any rights as holders other than the right to receive payment of the total redemption price upon surrender of their Debentures. At any time prior to 4:30 p.m., Central Standard
Time, on March 25, 1994 (the "Conversion Expiration Date"), the business day immediately preceding the Redemption Date, the Debentures are convertible into shares of the Company's Common
Stock (the "Common Stock"), at the conversion price of $9.50 per share and in the manner described in the Debentures and summarized below.

         ALTERNATIVES AVAILABLE TO HOLDERS OF DEBENTURES

    Holders of the Debentures ("Holders") have the following alternatives:

    1.   CONVERSION OF DEBENTURES INTO COMMON STOCK.  The
Debentures are convertible at the option of the Holder at any time prior to 4:30 p.m., Central Standard Time, on the

Conversion Expiration Date, into approximately 105.26 shares of Common Stock for each $1,000 principal amount of Debentures
(representing a conversion price of $9.50 per share). Accrued interest from November 1, 1993 to the date of conversion will not be paid upon conversion of Debentures. No fractional shares of Common Stock will be issued upon conversion. If conversion would result in issuance of a fractional share of Common Stock, an amount equivalent to the value of such fractional share will be paid by the Company in cash (rounded to the nearest cent).
Such amount will be determined on the basis of the current market price of the Common Stock on the trading day prior to the date of conversion. For this purpose, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily closing sale prices of the Common Stock on NASDAQ for 30 consecutive trading days commencing 45 trading days before the day in question. If more than one Debenture shall be surrendered for conversion at one time by the same
Holder, the number of full shares of Common Stock which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Debentures so surrendered. On the basis of the closing sale price of the Common stock on NASDAQ on February 18, 1994 of $12.37 per share, a Holder who converted $1,000 principal amount of Debentures on such date would have received Common stock having a market value of $1,302.59 (including cash in lieu of any fractional share).

    So long as the market price of the Common Stock is greater than $9.98 per share, a Holder who converts Debentures will receive Common Stock with a market value, plus cash in lieu of any fractional share, greater than the amount of cash the Holder would otherwise be entitled to receive upon redemption (as described below). It should be noted, however, that the price of the Common Stock received upon conversion will fluctuate in the market, so that the Holder may receive more or less than $9.98 per share upon the sale of the Common Stock the Holder receives on conversion. Also, the Holder may incur various expenses of sale if the Common Stock is sold. Holders of Debentures are urged to obtain current market quotations for the Common Stock. The conversion privilege expires at 4:30 p.m., Central Standard Time, on March 25, 1994, the Conversion
Expiration Date.

    2.   REDEMPTION OF DEBENTURES ON MARCH 28, 1994.  Any
Debentures which have not been duly surrendered for conversion, as described in "Manner of Conversion" below, will be redeemed on the Redemption Date. Upon redemption, a Holder will receive
$1,050.69 per $1,000 principal amount of Debentures (consisting of a redemption price of $1,025.00 per $1,000 principal amount plus accrued and unpaid interest thereon from November 1, 1993 to the Redemption Date of $25.69). On and after the Redemption
Date, interest will cease to accrue and Holders of Debentures will not have any rights as Holders other than the right to receive $1,050.69 per $1,000 principal amount of Debentures, without additional interest, upon surrender of their Debentures.

    3.   SALE OF DEBENTURES THROUGH ORDINARY BROKERAGE
TRANSACTIONS. Sales of Debentures may be made through open market brokerage transactions, but Holders should be aware that NASDAQ policies may suspend or restrict the trading of the Debentures before the Redemption Date. If the sale of a Debenture is made sufficiently in advance of the Redemption
Date, a buyer thereof may convert the Debenture into Common
Stock or sell or redeem the Debenture in the manner described above. Holders of Debentures who wish to make sales should consult with their own brokers concerning whether their Debentures can or should be sold in the open market.

Manner of Conversion

    To convert Debentures into Common Stock, the Holder thereof must surrender such Debentures prior to 4:30 p.m., Central
Standard Time, on March 25, 1994 to the Agent, at the following address:

IF BY MAIL:                        IF BY HAND OR OVERNIGHT MAIL:

United Missouri Bank, N.A.         United Missouri Bank, N.A.
Securities Transfer Division      Securities Transfer Division
P.O. Box 410064                    928 Grand Avenue
928 Grand Avenue                   13th Floor
Kansas City, Missouri              Kansas City, Missouri
  64141-0064                              64141-0064


Such surrender of any Debenture must be accompanied by written notice of election to convert in the form provided on the reverse side of such Debenture, duly executed (the "Conversion
Notice"). Such Conversion Notice must also state the name or names, together with the address or addresses, in which the certificate or certificates for shares of Common Stock which shall be issuable upon such conversion shall be issued, if different from the registered Holder. Each Debenture surrendered for conversion must be accompanied by proper assignments thereof to the Company or in blank for transfer and any requisite federal or state transfer tax stamps. The
Conversion Notice that must be given to the Agent may be provided by surrendering Debentures accompanied by the properly completed Letter of Transmittal in the form provided herewith to all registered Holders of Debentures. The Holder's signature on any Conversion Notice on the reverse of a Debenture or in a Letter of Transmittal must be guaranteed by an eligible guarantor institution which is a member of one of the following recognized signature guarantee programs: the Securities
Transfer Agents Medallion Program (STAMP), the New York Stock
Exchange Medallion Signature Program (MSP) or the Stock
Exchanges Medallion Program (SEMP). Holders should inquire of such eligible guarantor institutions sufficiently in advance of the Conversion Expiration Date whether there are any dollar limitations on the principal amount of Debentures with respect to which signatures may be guaranteed by such institutions.  The
Conversion Notice, once given to the Agent, is not revocable.
As promptly as practicable after the surrender of a Debenture as aforesaid, the Company shall deliver to the Holder at the office of the Agent, or on the Holder's written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Debenture or portion thereof and a check in an amount equivalent to the value of any fractional share otherwise issuable upon such conversion.

    No adjustment shall be made for interest accrued on and after November 1, 1993 on Debentures surrendered for conversion or for dividends on any Common Stock delivered upon such conversion.

    The Debentures may be converted into Common Stock only by surrender of Debentures, together with the Conversion Notice described above, to the Agent prior to 4:30 p.m., Central
Standard Time, on March 25, 1994. Since it is the time of receipt, not the time of mailing, that determines whether
Debentures have been properly surrendered for conversion, sufficient time should be allowed for the required documents to be received by the Agent prior to 4:30 p.m., Central Standard
Time, on March 25, 1994.

    Any Debentures which have not been properly surrendered to the Agent for conversion by 4:30 p.m., Central Standard Time, on March 25, 1994, will be automatically redeemed as set forth above.

    If the Holder elects to convert a portion of the Debentures being delivered and does not specify the portion to be converted, the delivery of Debentures with the Letter of Transmittal prior to 4:30 p.m., Central Standard Time, on the Conversion Expiration Date, will be treated by the Trustee and the Agent as instructions to convert all such Debentures into shares of Common Stock. If no choice is indicated on the Letter of Transmittal as to whether Debentures are to be redeemed or converted, the Debentures will be redeemed as set forth above.

Manner of Redemption

    To receive the redemption price specified above for any Debentures being redeemed, the Holder thereof must present and surrender such Debentures to the Agent at the address set forth above under "Manner of Conversion."

            CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

    The following discussion is a general summary of certain of the anticipated federal income tax consequences of the conversion, redemption or sale of the Debentures. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, and current administrative rulings and court decisions.

    This discussion is for general information only, and does not address the federal income tax considerations that may be relevant to particular Holders in light of their specific tax circumstances, or to certain types of Holders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under federal income tax laws. In addition, this discussion does not describe any tax consequences under state, local or foreign laws. The Company has not requested a ruling from the Internal Revenue Service
(the "Service") with respect to the matters discussed herein.
Accordingly, Holders should be aware that the Service is not precluded from adopting a position contrary to the following discussion.

    Holders of the Debentures are urged to consult their own tax advisors concerning the particular tax consequences to them of the conversion, sale or redemption of the Debentures, including the applicability of any federal, state, local or foreign tax laws, changes in applicable tax laws, and any pending or proposed legislation.

Conversion of Debentures

    A Holder who converts a Debenture into Common Stock will generally not recognize any gain or loss to the extent Common
Stock is received. Cash received by a Holder of a Debenture in lieu of a fractional share interest in Common Stock will be treated as received in exchange for such fractional share interest, and gain or loss will be recognized equal to the difference, if any, between the amount of cash received and the portion of the basis of the converted Debenture allocable to such fractional share interest. Except to the extent the market discount rules apply (see "Market Discount" below), such gain or loss will be capital gain or loss (assuming the Debenture was held as a capital asset) and will be long-term capital gain or loss assuming the Debenture has been held for more than one year at the time of conversion.

    The Holder's basis in the Common Stock received on conversion of a Debenture will be the same as the Holder's basis in the Debenture at the time of conversion (reduced by the adjusted basis of any fractional share interest for which the Holder receives a cash payment from the Company), and the holding period for the Common Stock received on conversion will include the holding period of the Debenture converted (assuming the Debenture was held as a capital asset).

Redemption or Sale of Debentures

    The redemption or sale of a Debenture will result in the recognition of gain or loss to the Holder in an amount equal to the difference between the cash received in exchange for the Debenture (other than amounts attributable to accrued interest not previously included in income, which will be taxable as ordinary income) and the Holder's adjusted tax basis in such Debenture. Except as discussed below under "Market Discount," such gain or loss will be capital gain or loss (assuming the Debenture was held as a capital asset) and will be long-term capital gain or loss if, at the time of such disposition, it was held for more than one year.

Market Discount

    Special rules apply to Debentures acquired with "market discount" (i.e., where, subject to a de minimis rule, the stated redemption price at maturity exceeds the Holder's basis in the Debenture immediately after it was required). Generally, these rules require the Holder to treat any gain on the redemption or sale of a Debenture as ordinary income to the extent of the market discount income deemed to have accrued during the period such Holder held such Debenture. Any market discount on a Debenture will carry over to the Common Stock acquired upon conversion thereof and will be recognized as ordinary income upon the disposition of such Common Stock (including any deemed disposition of a fractional share interest in Common Stock).
Holders of Debentures should consult their tax advisors as to the portion of their gain that would be taxable as ordinary income under these provisions.

    In addition, interest paid or accrued on indebtedness incurred or continued to purchase or carry a Debenture acquired by a Holder with market discount may not be deductible. In general, any disallowed interest expense will be deductible when the Holder disposes of the Debenture by sale or redemption or, in the case of a conversion into Common Stock, when such Common
Stock is disposed of in a taxable transaction.

Backup Withholding

    Under the backup withholding rules, a Holder of a Debenture may be subject to backup withholding at the rate of 31% with respect to the amount realized from the redemption or sale of a Debenture and interest paid thereon, unless the Holder: (a) is an entity (including corporations, tax-exempt organizations, and certain qualified nominees) which is exempt from withholding and, when required, demonstrates this fact, or (b) provides the Agent with its Taxpayer Identification Number ("TIN"), certifies under penalties of perjury that the TIN provided to the Agent is correct and that the Holder has not been notified by the Service that it is subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules.

                             GENERAL

    A copy of this Notice of Total Redemption and a form of Letter of Transmittal to accompany Debentures surrendered for conversion or tendered for redemption have been sent to all Holders of record of the Debentures. Additional copies of such documents may be obtained from the Agent at the address set forth above under "Manner of Conversion" or by telephone at either (816) 860-7782 or (816) 860-7457.


                                  UNITED MISSOURI BANK, N.A.
                                  as Trustee

February 24, 1994



* The CUSIP number is included solely for the convenience of the holders of the Debentures. Neither the Company nor the Trustee shall be responsible for the selection or use of the CUSIP number, nor is any representation made as to its correctness on the Debentures or as indicated in any redemption notice.


